EXHIBIT C

                       EXHIBIT C
                         SCHEDULE TO MONTHLY NOTEHOLDERS' STATEMENT

                        MBNAseries
                         MBNA CREDIT CARD MASTER NOTE TRUST

                        MONTHLY PERIOD ENDING August 31, 2002

                           Reference is made to the 2001-D
Supplement (the "Series 2001-D" Supplement), dated as of May
                        24, 2001, between MBNA America Bank,
National Association, a national banking association (the
                        "Bank"), as Seller and Servicer, and The
Bank of New York, as Trustee, the Indenture (the
                        "Indenture"), dated as of May 24, 2001 and
the Indenture Supplement (the "Indenture
                        Supplement"), dated as of May 24, 2001 ,
each between MBNA Credit Card Master Note Trust, as
                        Issuer, and "The Bank of New York, as
Indenture Trustee.  Terms used herein and not defined
                        herein have the meanings ascribed to them
in the 2001-D Supplement, the Indenture and the
                        Indenture Supplement, as applicable.

                           The following computations are prepared
with respect to the Transfer Date of September 13, 2002
                        and with respect to the performance of the
Trust during the related Monthly Period.

                        A. Targeted deposits to Interest Funding sub-Accounts:

                        Targeted Deposit to     Actual Deposit to       Shortfall from          Interest Funding        Interest Funding
                        Interest Funding        Interest Funding        earlier Monthly         sub-account Balance     sub-Account
                        sub-Account for         sub-Account for         Periods                 prior to Withdrawals    Earnings

                        applicable Monthly      applicable Monthly
                        Period                  Period

                        Class A:
                        Class A(2001-1)         $4,791,666.67           $4,791,666.67           $0.00                   $4,791,666.67           $0.00
                        Class A(2001-2)         $902,222.22             $902,222.22             $0.00                   $902,222.22             $0.00
                        Class A(2001-3)         $1,751,111.11           $1,751,111.11           $0.00                   $3,447,500.00           $2,406.44
                        Class A(2001-Emerald)   $6,607,556.00           $6,607,556.00           $0.00                   $106,473,875.09         $137,959.58
                        Class A(2001-4)         $1,697,777.78           $1,697,777.78           $0.00                   $1,697,777.78           $0.00
                        Class A(2001-5)         $884,444.44             $884,444.44             $0.00                   $884,444.44             $0.00
                        Class A(2002-1)         $4,125,000.00           $4,125,000.00           $0.00                   $4,125,000.00           $0.00
                        Class A(2002-2)         $1,120,965.63           $1,120,965.63           $0.00                   $1,120,965.63           $0.00
                        Class A(2002-3)         $1,346,666.67           $1,346,666.67           $0.00                   $1,346,666.67           $0.00
                        Class A(2002-4)         $1,680,000.00           $1,680,000.00           $0.00                   $1,680,000.00           $0.00
                        Class A(2002-5)         $1,306,666.67           $1,306,666.67           $0.00                   $1,306,666.67           $0.00
                        Class A(2002-6)         $2,437,500.00           $2,437,500.00           $0.00                   $2,437,500.00           $0.00
                        Class A(2002-7)         $1,352,639.34           $1,352,639.34           $0.00                   $1,549,899.24           $279.83
                        Class A(2002-8)         $1,001,777.78           $1,001,777.78           $0.00                   $1,023,555.56           $30.90
                        Class A(2002-9)         $1,699,444.44           $1,699,444.44           $0.00                   $1,736,388.88           $52.41
                        Class A Total:          $32,705,438.75          $32,705,438.75          $0.00                   $134,524,128.85         $140,729.16
                        Class B:
                        Class B(2001-1)         $478,888.89             $478,888.89             $0.00                   $478,888.89             $0.00
                        Class B(2001-2)         $475,555.56             $475,555.56             $0.00                   $475,555.56             $0.00
                        Class B(2001-3)         $304,000.00             $304,000.00             $0.00                   $304,000.00             $0.00
                        Class B(2002-1)         $1,072,916.67           $1,072,916.67           $0.00                   $1,072,916.67           $0.00
                        Class B(2002-2)         $480,000.00             $480,000.00             $0.00                   $480,000.00             $0.00
                        Class B(2002-3)         $46,067.71              $46,067.71              $0.00                   $46,067.71              $0.00
                        Class B Total:          $2,857,428.83           $2,857,428.83           $0.00                   $2,857,428.83           $0.00
                        Class C:
                        Class C(2001-1)         $628,888.89             $628,888.89             $0.00                   $628,888.89             $0.00
                        Class C(2001-2)         $260,444.44             $260,444.44             $0.00                   $260,444.44             $0.00
                        Class C(2001-3)         $2,183,333.33           $2,183,333.33           $0.00                   $2,183,333.33           $0.00
                        Class C(2001-4)         $628,888.89             $628,888.89             $0.00                   $628,888.89             $0.00
                        Class C(2001-5)         $400,000.00             $400,000.00             $0.00                   $400,000.00             $0.00
                        Class C(2002-1)         $1,416,666.67           $1,416,666.67           $0.00                   $1,416,666.67           $0.00
                        Class C(2002-2)         $242,666.67             $242,666.67             $0.00                   $242,666.67             $0.00
                        Class C(2002-3)         $556,444.44             $556,444.44             $0.00                   $556,444.44             $0.00
                        Class C(2002-4)         $25,093.75              $25,093.75              $0.00                   $25,093.75              $0.00
                        Class C(2002-5)         $22,500.00              $22,500.00              $0.00                   $22,500.00              $0.00
                        Class C Total:          $6,364,927.08           $6,364,927.08           $0.00                   $6,364,927.08           $0.00
                        Total:                  $41,927,794.66          $41,927,794.66          $0.00                   $143,746,484.76         $140,729.16

                          The Interest Funding Account Balance for Class A(2001-
Emerald) reflects activity as of the end of the Monthly Period.

                        B. Interest to be paid on the corresponding Payment Date:
                        Amount of interest to be
                        paid on corresponding
                        Interest Payment Date
                        CUSIP
                        Interest Payment Date   Interest Rate
                        Number

                        Class A
                        Class A(2001-1)         55264TAC5               September 16, 2002      5.7500000%              $4,791,666.67
                        Class A(2001-2)         55264TAE1               September 16, 2002      2.0300000%              $902,222.22
                        Class A(2001-4)         55264TAL5               September 16, 2002      1.9100000%              $1,697,777.78
                        Class A(2001-5)         55264TAM3               September 16, 2002      1.9900000%              $884,444.44
                        Class A(2002-1)         55264TAQ4               September 16, 2002      4.9500000%              $4,125,000.00
                        Class A(2002-3)         55264TAT8               September 16, 2002      2.0200000%              $1,346,666.67
                        Class A(2002-4)         55264TAU5               September 16, 2002      1.8900000%              $1,680,000.00
                        Class A(2002-5)         55264TAV3               September 16, 2002      1.9600000%              $1,306,666.67
                        Class A(2002-6)         55264TAZ4               September 16, 2002      3.9000000%              $2,437,500.00
                        Total Class A           $19,171,944.45
                        Class B
                        Class B(2001-1)         55264TAA9               September 16, 2002      2.1550000%              $478,888.89
                        Class B(2001-2)         55264TAJ0               September 16, 2002      2.1400000%              $475,555.56
                        Class B(2001-3)         55264TAP6               September 16, 2002      2.2800000%              $304,000.00
                        Class B(2002-1)         55264TAR2               September 16, 2002      5.1500000%              $1,072,916.67
                        Class B(2002-2)         55264TAX9               September 16, 2002      2.1600000%              $480,000.00
                        Total Class B           $2,811,361.12
                        Class C
                        Class C(2001-1)         55264TAB7               September 16, 2002      2.8300000%              $628,888.89
                        Class C(2001-2)         55264TAD3               September 16, 2002      2.9300000%              $260,444.44
                        Class C(2001-3)         55264TAF8               September 16, 2002      6.5500000%              $2,183,333.33
                        Class C(2001-4)         55264TAK7               September 16, 2002      2.8300000%              $628,888.89
                        Class C(2001-5)         55264TAN1               September 16, 2002      3.0000000%              $400,000.00
                        Class C(2002-1)         55264TAS0               September 16, 2002      6.8000000%              $1,416,666.67
                        Class C(2002-2)         55264TAW1               September 16, 2002      2.7300000%              $242,666.67
                        Class C(2002-3)         55264TAY7               September 16, 2002      3.1300000%              $556,444.44
                        Total Class C           $6,317,333.33

                          For Interest Payment information on the Emerald Note program, refer to Exhibit B to the Class A(2001-Emerald) Terms Document.

                        C. Targeted deposits to Class C Reserve sub-Accounts:
                        Targeted Deposit to     Actual
Deposit to              Class C Reserve         Class C Reserve
                        Class C Reserve         Class C Reserve         sub-
Account Balance on      sub-Account
                        sub-Account for         sub-Account for         Transfer
Date prior to           Earnings
                        applicable Monthly      applicable
                        withdrawals
                        Period                  Monthly Period

                        NOTHING TO REPORT

                        D. Withdrawals to be made from the C Reserve sub-Accounts on the corresponding Transfer Date:

                        Withdrawals for         Withdrawals for         Class
C Reserve
                        Interest
                        Principal
                        sub-Account Balance on
                        Transfer
Date after
                        withdraw
als

                        NOTHING TO REPORT

                        E. Targeted deposits to Principal Funding sub-Accounts:

                         Targeted Deposit to    Actual Deposit to       Shortfall from          Principal Funding       Principal Funding
                        Principal Funding       Principal Funding       earlier Monthly         sub-Account             sub-Account
                        sub-Account for         sub-Account for         Periods
                        Balance on              Earnings
                        applicable Monthly
                        applicable Monthly
                        Transfer Date
                        Period                  Period

                        NOTHING TO REPORT

                        F. Principal to be paid on the corresponding Principal Payment Date:

                        CUSIP Number            Principal               Amount of
principal
                        Payment Date
                        to be paid on
                        corresponding
                        Principal
Payment
                        Date

                        NOTHING TO REPORT

                        G.                      Stated Principal Amount, Outstanding Dollar Principal Amount and
Nominal Liquidation Amount for the related Monthly Period (as of the end of the prior Monthly Period):

                        Initial Dollar          Outstanding Principal
                        Adjusted Outstanding    Nominal
Liquidation
                        Principal  Amount
                        Principal Amount
                        Amount

                        Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-2)         $500,000,000.00         $500,000,000.00         $500,000,000.00         $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-Emerald)   $4,000,000,000.00       $4,000,000,000.00       $4,000,000,000.00       $4,000,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-5)         $500,000,000.00         $500,000,000.00         $500,000,000.00         $500,000,000.00
                        Class A(2002-1)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2002-2)         $656,175,000.00         $656,175,000.00         $656,175,000.00         $656,175,000.00
                        Class A(2002-3)         $750,000,000.00         $750,000,000.00         $750,000,000.00         $750,000,000.00
                        Class A(2002-4)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2002-5)         $750,000,000.00         $750,000,000.00         $750,000,000.00         $750,000,000.00
                        Class A(2002-6)         $750,000,000.00         $750,000,000.00         $750,000,000.00         $750,000,000.00
                        Class A(2002-7)         $497,250,000.00         $497,250,000.00         $497,250,000.00         $497,250,000.00
                        Class A(2002-8)         $400,000,000.00         $400,000,000.00         $400,000,000.00         $400,000,000.00
                        Class A(2002-9)         $700,000,000.00         $700,000,000.00         $700,000,000.00         $700,000,000.00
                        Total Class A:          $14,503,425,000.00      $14,503,425,000.00      $14,503,425,000.00      $14,503,425,000.00
                        Class B
                        Class B(2001-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2001-2)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2001-3)         $150,000,000.00         $150,000,000.00         $150,000,000.00         $150,000,000.00
                        Class B(2002-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2002-2)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2002-3)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Total Class B:          $1,400,000,000.00       $1,400,000,000.00       $1,400,000,000.00       $1,400,000,000.00
                        Class C
                        Class C(2001-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2001-2)         $100,000,000.00         $100,000,000.00         $100,000,000.00         $100,000,000.00
                        Class C(2001-3)         $400,000,000.00         $400,000,000.00         $400,000,000.00         $400,000,000.00
                        Class C(2001-4)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2001-5)         $150,000,000.00         $150,000,000.00         $150,000,000.00         $150,000,000.00
                        Class C(2002-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2002-2)         $100,000,000.00         $100,000,000.00         $100,000,000.00         $100,000,000.00
                        Class C(2002-3)         $200,000,000.00         $200,000,000.00         $200,000,000.00         $200,000,000.00
                        Class C(2002-4)         $100,000,000.00         $100,000,000.00         $100,000,000.00         $100,000,000.00
                        Class C(2002-5)         $100,000,000.00         $100,000,000.00         $100,000,000.00         $100,000,000.00
                        Total Class C:          $1,900,000,000.00       $1,900,000,000.00       $1,900,000,000.00       $1,900,000,000.00
                        Total:                  $17,803,425,000.00      $17,803,425,000.00      $17,803,425,000.00      $17,803,425,000.00

                        H. Class A Usage of Class B and Class C Subordinated Amounts:

                        Class A Usage of Class  Class A Usage of
Class C                 Cumulative Class A      Cumulative Class
A
                        B Subordinated Amount   Subordinated
Amount for              Usage of Class B        Usage of Class C
                        for this Monthly Period this Monthly
Period                  Subordinated Amount     Subordinated
Amount

                        NOTHING TO REPORT

                        I. Class B Usage of Class C Subordinated Amounts:
                        Class B Usage of Class C                        Cumulative
Class B Usage
                        Subordinated Amount for of Class C
Subordinated
                        this Monthly Period     Amount

                        NOTHING TO REPORT

                        J. Nominal Liquidation Amount for Tranches of Notes Outstanding during related Monthly Period:

                        Beginning Nominal       Increases from          Increases from          Reimbursements          Reductions due to       Reductions due to       Reductions due to       Ending Nominal
                        Liquidation Amount      accretions on           amounts withdrawn       from Available          reallocations of        Investor                amounts on deposit      Liquidation
                        Principal for           from the Principal      Funds                   Available Principal     Charge-Offs             in the Principal        Amount
                        Discount Notes          Funding sub-Account     Amounts                 Funding
                        in respect of           sub-Account
                        Prefunding Excess
                        Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-2)         $500,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-Emerald)   $4,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $4,000,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-5)         $500,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class A(2002-1)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2002-2)         $656,175,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $656,175,000.00
                        Class A(2002-3)         $750,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $750,000,000.00
                        Class A(2002-4)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2002-5)         $750,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $750,000,000.00
                        Class A(2002-6)         $750,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $750,000,000.00
                        Class A(2002-7)         $497,250,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $497,250,000.00
                        Class A(2002-8)         $400,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $400,000,000.00
                        Class A(2002-9)         $700,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $700,000,000.00
                        $14,503,425,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $14,503,425,000.00
                        Class B
                        Class B(2001-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-2)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-3)         $150,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $150,000,000.00
                        Class B(2002-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2002-2)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2002-3)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        $1,400,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,400,000,000.00
                        Class C
                        Class C(2001-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-2)         $100,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        Class C(2001-3)         $400,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $400,000,000.00
                        Class C(2001-4)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-5)         $150,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $150,000,000.00
                        Class C(2002-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2002-2)         $100,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        Class C(2002-3)         $200,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $200,000,000.00
                        Class C(2002-4)         $100,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        Class C(2002-5)         $100,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        $1,900,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,900,000,000.00
                         Total:                 $17,803,425,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $17,803,425,000.00

                          The Beginning Nominal Liquidation Amount for Class A(2001-Emerald)
is reported as of the end of the Monthly Period.

                        K. Excess Available Funds and 3 Month Excess Available Funds:
                        Excess Available Funds  118,721,568.04

                        Is 3 Month Excess Available Funds less than 0 ? (Yes/No)                NO

                           IN WITNESS WHEREOF, the undersigned has duly
executed and delivered this Monthly No

                        MBNA
AMERICA BANK,

                        NATIONAL
ASSOCIATION,

                         as
Beneficiary of the MBNA Credit   Card
                        Master
Note Trust

                         and

                         as
Servicer of the MBNA Master   Credit
                        Card
Trust II

                        Name:
                        Christophe
r Harris
                        Title:
                        First Vice
President